UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 21, 2007

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026

(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A only amends Exhibit 99.1 to the Company’s Form 8-K filed February 26, 2007. The remainder of the Form 8-K filed on February 26, 2007 is not affected.

Typographical corrections have been made to certain dates contained in the news release which accompanied the Company’s Form 8-K filed February 26, 2007. The typographical corrections were noted shortly after disseminating the news release and filing the Form 8-K, and a corrected news release was promptly disseminated on February 26, 2007. The corrected news release accompanies this Form 8-K/A as Exhibit 99.1.

(d.) Exhibits:

Exhibit Number

99.1

Corrected News Release Headed: Cyanotech Files Form 10-Q Financial Reports for First Quarter and Second Quarter of Fiscal Year 2007; Delays Third Quarter Fiscal 2007 Form 10-Q Financial Report; Nasdaq Notice of Non-Compliance With List Requirement, and Cyanotech Request for Continued Nasdaq Listing

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

February 27, 2006	By:	/s/ William R. Maris
William R. Maris
Chief Financial Officer
and VP of Finance and Administration